LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Supplement Dated February 21, 2025

to the Summary and Statutory Prospectuses dated May 1, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund and LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Funds”). You may obtain copies of the Funds’ Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective immediately, the Funds’ Summary and Statutory Prospectuses are revised as follows:

1.	All references to, and information regarding, Greg Savage and Paul Whitehead, in the Funds’ Summary and Statutory Prospectuses are deleted in their entirety.

2.	The following replaces the information related to BlackRock Investment Management, LLC (“BlackRock”) under Portfolio Managers on page 6 of the Summary Prospectuses:

BlackRock Portfolio Managers	Company Title	Experience with Fund
Suzanne Ly, CFA, FRM	Managing Director	Since January 2025
Peter Tsang	Director	Since January 2025

3.	The following replaces the information under Management and Organization — BlackRock Portfolio Managers beginning on pages 13 and 15, respectively, of the Funds’ Statutory Prospectuses:

Suzanne Ly and Peter Tsang are responsible for the day-to-day management of the Fund’s risk management overlay.

Suzanne Ly, CFA, FRM, is a Managing Director in the Multi-Asset Portfolio Management team and is responsible for Multi-Asset Strategies & Solutions mandates. The Multi-Asset Strategies & Solutions (MASS) team is the investment group at the heart of BlackRock’s portfolio construction, asset allocation, and active management ecosystem. Prior to joining BlackRock in 2019, Suzanne was a Director at Mellon Capital Management a systematic asset manager in the Multi-Asset Group. She was responsible for the production and implementation of the quantitative models. In addition, she was the lead Portfolio Manager on Mellon’s active commodity strategy. Suzanne went through the Grande Ecole system in France and earned a graduate degree in Business Management from ESSEC Business School.

Peter Tsang, CAIA, is a Director who leads the US Index Asset Allocation team within the MASS PM team for Multi-Asset Strategies & Solutions. The Multi-Asset Strategies & Solutions (MASS) team is the investment group at the heart of BlackRock’s portfolio construction, asset allocation, and active management ecosystem. Mr. Tsang’s service with the firm began in 2006, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was a Portfolio Manager in the Client Solutions Portfolio Management Group responsible for managing LifePath, sub-advised Asset Allocation, iShares 529, and other Defined Contribution portfolios. Previously, he was responsible for managing multi-asset Fund of Funds and custom mandates and also led a team of market data analysts. Prior to joining BlackRock, Mr. Tsang was a Market Data Manager at Capco. Mr. Tsang earned a BA degree in Economics from UC Berkeley and an MBA degree from Berkeley Haas.

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

Supplement Dated February 21, 2025

to the Statement of Additional Information (“SAI”) dated May 1, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the SAI

This Supplement updates certain information in the SAI for the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund and LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Funds”). You may obtain copies of the Funds’ SAI free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

1.	All references to, and information regarding Greg Savage and Paul Whitehead, in the SAI, are deleted in their entirety.

2.	The following supplements the information under Other Accounts Managed – BlackRock Investment Management, LLC:

	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Suzanne Ly, CFA, FRM[1]
Registered Investment Companies	5	$396	0	$0
Other Pooled Investment Vehicles	10	$3,665	0	$0
Other Accounts	2	$424	0	$0
Peter Tsang, CAIA[1]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

1 Information is as of December 31, 2024.

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